Receivables from Customers and Broker-Dealers and Clearing Organization, Net - Schedule of Receivables from Customers and Broker-Dealers and Clearing Organization, Net (Details) - USD ($)
$ in Thousands
	Sep. 30, 2025	Mar. 31, 2025
Receivables from:
Customers	$ 5,593	$ 646
Customers – related parties	294	47
Brokers-dealers and clearing organizations	883	19
Sub-total	6,770	712
Less: allowance for expected credit losses	(536)	(501)
Total	$ 6,234	$ 211